                                                                   Exhibit 10(f)




                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of June 14, 1996 (this "Amendment"), to the 5-Year Credit Agreement, dated as of December 21, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Seagram Company Ltd. (the "Borrower"), the financial institutions from time to time parties thereto (the "Banks") and Bank of Montreal, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement, as more fully described herein;

                  WHEREAS, the Banks are willing to amend such provisions of the Credit Agreement only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendment of Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by:

(a) deleting therefrom in their entireties the definitions of the terms "Applicable Margin," "Applicable Utilization Fee Rate" and "Facility Fee";

(b) inserting therein, in proper alphabetical order, the following new defined terms:

                           "Applicable Margin" means, for each day during the
                  Interest Period for each Eurodollar Rate Advance, the rate of interest per annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

        -----------------------------------------------------------------
                   Column A                         Column B
                   --------                         --------
        -----------------------------------------------------------------
                   Level 1                           12.50
        -----------------------------------------------------------------
                   Level 2                           15.00
        -----------------------------------------------------------------
                   Level 3                           20.00
        -----------------------------------------------------------------

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                                                                               2




        -----------------------------------------------------------------
                   Level 4                           25.00
        -----------------------------------------------------------------
                   Level 5                           42.50
        -----------------------------------------------------------------

                           "Applicable Utilization Fee Rate" means, for each
                  day, the rate of interest per annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

                -------------------------------------------------
                       Column A                 Column B
                -------------------------------------------------
                       Level 1                    0.00
                -------------------------------------------------
                       Level 2                    0.00
                -------------------------------------------------
                       Level 3                    0.00
                -------------------------------------------------
                       Level 4                    7.50
                -------------------------------------------------
                       Level 5                    7.50
                -------------------------------------------------


                           "Facility Fee" means, for each day, the rate per
                  annum (expressed in basis points, i.e., 1/100 of 1%) set forth in Column B below opposite the category in Column A below which describes the Applicable Public Debt Rating in effect on such day:

                -------------------------------------------------
                       Column A                 Column B
                -------------------------------------------------
                       Level 1                    7.00
                -------------------------------------------------
                       Level 2                    7.50
                -------------------------------------------------
                       Level 3                   10.00
                -------------------------------------------------
                       Level 4                   12.50
                -------------------------------------------------
                       Level 5                   20.00
                -------------------------------------------------


                  3. Amendment of Signature Pages. (a) Each Bank hereby agrees that the aggregate amount of the Commitments shall be increased to $1,100,000,000 and hereby agrees to provide a Commitment (as defined in the Credit Agreement) under the Credit Agreement in an amount up to the amount set forth opposite the signature of such Bank hereto; provided that any Bank which agrees to provide a Commitment (i.e., inserts an amount greater than $0) shall provide a Commitment of not less than $20,000,000.

                  (b) Each Bank hereby agrees that, simultaneously with the effectiveness of this Amendment, the Administrative Agent and the Borrower shall (in their sole discretion) reallocate the Commitments of the Banks such that the aggregate amount of the Commitments under the Credit Agreement shall be increased to $1,100,000,000. Notwithstanding the provisions of Section 9.06 of the Credit Agreement (which provisions hereby are waived to the extent necessary to permit such re-allocation and assignment), such re-allocation shall be deemed to be an assignment of the relevant portions of the Commitments of the Banks affected thereby on the Effective Date of this Amendment. Following the Effective Date hereof, (i) the Administrative Agent shall distribute to each Bank a schedule reflecting the new allocation of Commitments and (ii) the Commitment set forth for each Bank on its signature page to the Credit Agreement shall be deemed to have been amended (without any notice to or consent of the Borrower, any Bank or any other Person) to reflect the allocation set forth for such Bank in new schedule (with any Bank which has no allocation after the Effective Date then ceasing to be a "Bank" under the Credit Agreement).

                  (c) Notwithstanding anything to the contrary contained herein, the Commitment of each Bank (after giving effect to such re-allocation) shall not be greater than the amount set forth opposite its signature hereto and shall not be less than the lesser of (i) the amount set forth opposite its signature hereto and (ii) the aggregate amount of such Bank's Commitments under (and as defined in) the Credit Agreement and the 364-Day Credit Agreement immediately prior to the effectiveness of such re-allocation.

                  4. Extension of Termination Date. Notwithstanding anything to the contrary contained in the Credit Agreement, the Termination Date presently in effect shall be extended to the date which is the fifth anniversary of the Effective Date (as hereinafter defined), such that (unless terminated pursuant to Section 2.05 or 6.01 of the Credit Agreement) the "Termination Date" for each Bank shall occur the later of the fifth anniversary of the Effective Date or the date to which the Commitment of such Bank is extended pursuant to Section 9.16 of the Credit Agreement.

                  5. Termination of 364-Day Credit Agreement. By its execution and delivery hereof, the Borrower hereby terminates the Commitments under (and as defined in) the 364-Day Credit Agreement. Each Bank hereby agrees to waive the provisions of Section 2.05 of the 364-Day Credit Agreement to the extent and only to the extent necessary to permit such termination to become effective on the Effective Date of this Amendment. Notwithstanding anything to the contrary contained herein or in the 364-Day Credit Agreement, any interest, fees and other amounts (other than principal) owing on account of the 364-Day Credit Agreement on such date of termination shall be due and payable on June 30, 1996 (or such later date upon which the 364-Day Credit Agreement shall terminate).

                  6. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties made by it which are set forth in Article IV of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. The Borrower represents and warrants that no Default or Event of Default has occurred and is continuing.

                  7. Effectiveness. This Amendment shall become effective (the date of such effectiveness being the "Effective Date") upon receipt by the Administrative Agent of the following:

                  (i) counterparts hereof, duly executed and delivered by the Borrower and by each Bank;

                  (ii) certified copies of the resolutions of the Board of Directors of the Borrower approving the Credit Agreement, as amended by this Amendment, the Notes and all documents evidencing other necessary corporate action and governmental authorizations and approvals, if any, required in connection with the execution, delivery and performance of this Amendment and the Notes by the Borrower;

                  (iii) a signed copy of a certificate of the Secretary or an Assistant Secretary or other appropriate officer of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment, the Notes and the other documents or certificates to be delivered pursuant to this Amendment. The Administrative Agent and the Banks each may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Borrower cancelling or amending the prior certificate of the Borrower and submitting the signatures of the officers named in such further certificate;

                  (iv) A favorable opinion of Phillips & Vineberg, Quebec counsel for the Borrower, referencing the Credit Agreement, as amended by this Amendment, in form and substance reasonably satisfactory to the Administrative Agent, which opinion the Borrower hereby instructs such counsel to prepare and deliver;

                  (v) A favorable opinion of Stikeman, Elliott, special counsel for the Administrative Agent and the Banks, referencing the Credit Agreement, as amended by this Amendment, in form and substance reasonably satisfactory to the Administrative Agent.

Notwithstanding anything to the contrary contained in the Credit Agreement, each of the Applicable Margin, Applicable Utilization Fee and Facility Fee shall accrue for each day from and after the Effective Date at the rates set forth herein.

                  8. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  9. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  10. GOVERNING LAW; LANGUAGE. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF QUEBEC AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

                  (b) The parties confirm their desire that this Amendment, together with all other documents, including notices, with respect thereto be written in the English language. Les parties aux presentes confirment leur volonte expresse que cette convention de meme que tous les documents, y compris tout avis, s'y rattachant, soient rediges in anglais.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        THE SEAGRAM COMPANY LTD.


                                        By: /s/ Daniel R. Paladino
                                           -------------------------------------
                                              Name:  Daniel R. Paladino
                                              Title: Vice President - Legal and
                                                     Environmental Affairs

                                        By: /s/ Jeananne K. Hauswald
                                           -------------------------------------
                                              Name:  Jeananne K. Hauswald
                                              Title: Vice President and
                                                     Treasurer


                                        BANK OF MONTREAL, as Administrative
                                        Agent


                                        By: /s/ Lester Fernandes
                                           -------------------------------------
                                              Name:  Lester Fernandes
                                              Title: Managing Director


                                        Name of Bank: BANK OF MONTREAL

Maximum Commitment                      By: /s/ Lester Fernandes
   Amount:  $ 150,000,000                  -------------------------------------
                                              Name:  Lester Fernandes
                                              Title: Managing Director

                                        Name of Bank: J.P. MORGAN CANADA

Maximum Commitment                      By: /s/ A. Shelton
   Amount:  $ 25,000,000                   -------------------------------------
                                              Name:  A. Shelton
                                              Title: President


                                        Name of Bank:  SOCIETE GENERALE (CANADA)


Maximum Commitment                      By: /s/ Rene Douville
   Amount:  $ 20,000,000                   -------------------------------------
                                              Name:  Rene Douville
                                              Title: Senior Manager, Corporate
                                                     Banking


                                        Name of Bank: IBJ (CANADA)

Maximum Commitment                      By: /s/ T. Irie
   Amount:  $ 20,000,000                   -------------------------------------
                                              Name:  T. Irie
                                              Title: Senior Vice President


                                        Name of Bank: CREDIT LYONNAIS (CANADA)

Maximum Commitment                      By: /s/ Cynthia Hansen
   Amount:  $ 20,000,000                   -------------------------------------
                                              Name:  Cynthia Hansen
                                              Title: Manager

                                        By: /s/ Daniel Arponi
                                           -------------------------------------
                                              Name:  Daniel Arponi
                                              Title: Vice President


                                        Name of Bank: BANQUE PARIBAS


Maximum Commitment                      By: /s/ Ann C. Pifer
   Amount:  $ 25,000,000                   -------------------------------------
                                              Name:  Ann C. Pifer
                                              Title: Vice President

                                        By: /s/ John J. McCormick, III
                                           -------------------------------------
                                              Name:  John J. McCormick, III
                                              Title: Vice President

                                        Name of Bank: ABN AMRO BANK N.V. (GRAND
                                                      CAYMAN)

Maximum Commitment                      By: /s/ Charles Marien
   Amount:  $ 20,000,000                   -------------------------------------
                                              Name:  Charles Marien
                                              Title: Vice President

                                        By: /s/ R. Dupuis
                                           -------------------------------------
                                              Name:  R. Dupuis
                                              Title: Vice President


                                        Name of Bank: THE SUMITOMO BANK OF
                                                      CANADA

Maximum Commitment                      By: /s/ Koichi Sasa
   Amount:  $ 30,000,000                   -------------------------------------
                                              Name:  Koichi Sasa
                                              Title: Senior Vice President

                                        By: /s/ Alfred Lee
                                           -------------------------------------
                                              Name:  Alfred Lee
                                              Title: Vice President


                                        Name of Bank: SANWA BANK CANADA


Maximum Commitment                      By: /s/ Shigeki Iwashita
   Amount:  $ 30,000,000                   -------------------------------------
                                              Name:  Shigeki Iwashita
                                              Title: Vice President, Corporate
                                                     Banking


                                        Name of Bank: SAKURA BANK (CANADA)

Maximum Commitment                      By: Elwood Langley
   Amount:  $ 30,000,000                   -------------------------------------
                                              Name:  Elwood Langley
                                              Title: Vice President

                                        Name of Bank: NATIONAL WESTMINSTER BANK
                                                       OF CANADA


Maximum Commitment                      By: /s/ N.L. Stride
   Amount:  $ 50,000,000                   -------------------------------------
                                              Name:  N.L. Stride
                                              Title: Vice President


                                        Name of Bank:  MELLON BANK CANADA


Maximum Commitment                      By: /s/ Wendy B.H. Bocti
   Amount:  $ 50,000,000                   -------------------------------------
                                              Name:  Wendy B.H. Bocti
                                              Title: Vice President


                                        Name of Bank: FUJI BANK CANADA

Maximum Commitment                      By: /s/ Francois Bienvenue
   Amount:  $ 30,000,000                   -------------------------------------
                                              Name:  Francois Bienvenue
                                              Title: Assistant Vice President


                                        Name of Bank: DEUTSCHE BANK CANADA

Maximum Commitment                      By: /s/ Quentin Broad
   Amount:  $ 50,000,000                   -------------------------------------
                                              Name:  Quentin Broad
                                              Title: Vice President

                                        By: /s/ R. Rod O'Hara
                                           -------------------------------------
                                              Name:  R. Rod O'Hara
                                              Title: Assistant Vice President

                                        Name of Bank:  BANK OF TOKYO-MITSUBISHI
                                                       (CANADA)


Maximum Commitment                      By: /s/ Keiichiro Hida
   Amount:  $ 50,000,000                   -------------------------------------
                                              Name:  Keiichiro Hida
                                              Title: Executive Vice President

                                         By: /s/ Amos W. Simpson
                                           -------------------------------------
                                              Name:  Amos W. Simpson
                                              Title: Vice President & General
                                                     Manager


                                         Name of Bank: BANQUE NATIONALE DE PARIS
                                                       (CANADA)


Maximum Commitment                       By: /s/ Frank L. Shaw
   Amount:  $ 50,000,000                   -------------------------------------
                                              Name:  Frank L. Shaw
                                              Title: Vice President, Corporate
                                                     Banking

                                         By: /s/ Chantal Debailleul
                                           -------------------------------------
                                              Name:  Chantal Debailleul
                                              Title: Vice President, Corporate
                                                     Banking


                                         Name of Bank: CITIBANK CANADA


Maximum Commitment                       By: /s/ David Wingfelder
   Amount:  $ 75,000,000                   -------------------------------------
                                              Name:  David Wingfelder
                                              Title: Vice President


                                         Name of Bank: CHEMICAL BANK OF CANADA


Maximum Commitment                       By: /s/ Owen G. Roberts
   Amount:  $ 75,000,000                   -------------------------------------
                                              Name:  Owen G. Roberts
                                              Title: Vice President

                                         Name of Bank:  BANK OF AMERICA CANADA


Maximum Commitment                       By: /s/ Gilles De Montigny
   Amount:  $ 75,000,000                   -------------------------------------
                                              Name:  Gilles De Montigny
                                              Title: Vice President


                                         Name of Bank: ROYAL BANK OF CANADA


*Maximum Commitment                      By: /s/ Nick Avgoustakis
   Amount:  $ 150,000,000                  -------------------------------------
                                              Name:  Nick Avgoustakis
                                              Title: Senior Manager


                                         Name of Bank: THE TORONTO-DOMINION BANK


Maximum Commitment                       By: /s/ Jorge A. Garcia
   Amount:  $ 150,000,000                  -------------------------------------
                                              Name:  Jorge A. Garcia
                                              Title: Manager-Credit
                                                     Administration


                                         Name of Bank: CANADIAN IMPERIAL BANK OF
                                                       COMMERCE


Maximum Commitment                       By: /s/ B.R. Storelli
   Amount:  $ 150,000,000                  -------------------------------------
                                              Name:  B.R. Storelli
                                              Title: Director


                                         Name of Bank: BANK OF NOVA SCOTIA


Maximum Commitment                       By: /s/ David M. Torrey
   Amount:  $ 100,000,000                  -------------------------------------
                                              Name:  David M. Torrey
                                              Title: Relationship Manager